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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: JANUARY 17, 2002



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Ohio                        0-21533                 31-1209872
----------------------------     ---------------------    ----------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)        (IRS EMPLOYER
    OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
       ORGANIZATION)

                           110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 17, 2002, TEAM Mucho, Inc., an Ohio corporation (the "Company"), signed a latter of intent to purchase certain assets of Strategic Staff Management, Inc. The letter of intent is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

             Exhibit No.                 Description


                99.1 Letter of Intent between TEAM Mucho, Inc. and Strategic Staff Management, Inc., dated January 17, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TEAM MUCHO, INC.


Date:  January 28, 2002                        By: /s/ S. Cash Nickerson
                                                  -----------------------------
                                                  S. Cash Nickerson,
                                                  Chairman, President and CEO




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                                  EXHIBIT INDEX

         Exhibit No.                   Description

             99.1 Letter of Intent between TEAM Mucho, Inc. and Strategic Staff Management, Inc., dated
                          January 17, 2002